EXHIBIT 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)  ☐

U.S. BANK NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

31-0841368
(Jurisdiction of incorporation of organization if not a U.S. national bank)	(I.R.S. employer identification no.)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jack Ellerin

U.S. Bank National Association

1349 W. Peachtree Street, Suite 1050

Atlanta, Georgia 30309

404-898-8830

(Name, address and telephone number of agent for service)

SMITHFIELD FOODS, INC.

(Exact name of obligor as specified in its charter)

Virginia	52-0845861
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip code)

Senior and Subordinated Debt Securities of Smithfield Foods, Inc.

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Office of Comptroller of Currency	Washington, D.C. 20219

Federal Reserve Bank of Minneapolis	900 Hennepin Avenue Minneapolis, MN 55401

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with the Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-12.	NO REPONSES ARE INCLUDED FOR ITEMS 3 THROUGH AND INCLUDING 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS FORTH IN ITEM 13(B) BELOW, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH U.S. BANK NATIONAL ASSOCIATION IS TRUSTEE.

13.	Defaults by the Obligor.

(a)	State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

There is and has not been any default under this indenture.

(b)	If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is a trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

There has not been any such default.

14-15.	NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B) ABOVE, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH U.S. BANK NATIONAL ASSOCIATION IS TRUSTEE.

16.	List of Exhibits.

List below all exhibits filed as part of this statement of eligibility; exhibits identified in parentheses are filed with the Securities and Exchange Commission (the “Commission”) and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission’s Rules of Practice.

1.	A copy of the Articles of Association of the trustee as now in effect. (Incorporated herein by reference to Exhibit 25.1 to Amendment No. 2 to Registration Statement on Form S-4, Registration Number 333-128217, filed on November 15, 2005.)

2.	A copy of the certificate of authority of the trustee to commence business. (Incorporated herein by reference to Exhibit 25.1 to Amendment No. 2 to Registration Statement on Form S-4, Registration Number 333-128217, filed on November 15, 2005.)

3.	A copy of authorization of the trustee to exercise corporate trust powers. (Incorporated herein by reference to Exhibit 25.1 to Amendment No. 2 to Registration Statement on Form S-4, Registration Number 333-128217, filed on November 15, 2005.)

4.	A copy of the existing by-laws of the trustee. (Incorporated herein by reference to Exhibit 25.1 to Amendment No. 2 to Registration Statement on Form S-4, Registration Number 333-128217, filed on November 15, 2005.)

5.	Not applicable.

6.	The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached hereto as Exhibit 6.

7.	A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority, attached hereto as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, U.S. Bank National Association, a national banking association organized and existing under the laws of the State of Delaware, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 13th day of June 2007.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jack Ellerin
Name:	Jack Ellerin
Title:	Vice President

EXHIBIT 6 TO FORM T-1

CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior and Subordinated Debt Securities by Smithfield Foods, Inc., U.S. Bank National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jack Ellerin
Name:	Jack Ellerin
Title:	Vice President

EXHIBIT 7 TO FORM T-1

REPORT OF CONDITION

(ATTACHED)

U.S. Bank National Association

Statement of Financial Condition

As of 3/31/2007

($000’s)

3/31/2007
Assets
Cash and Due from Depository Institutions	$6,303,662
Securities	40,113,107
Federal Funds	3,703,512
Loans and Lease Financing Receivables	142,890,256
Fixed Assets	2,245,733
Intangible Assets	12,061,124
Other Assets	12,507,676

Total Assets	$219,825,070

Liabilities
Deposits	$132,150,529
Federal Funds	15,688,282
Treasury Demand Notes	0
Trading Liabilities	105,934
Other Borrowed Money	34,691,375
Acceptances	0
Subordinated Notes and Debentures	7,697,466
Other Liabilities	7,145,036

Total Liabilities	$197,478,622

Equity
Minority Interest in Subsidiaries	$1,545,556
Common and Preferred Stock	18,200
Surplus	12,057,453
Undivided Profits	8,725,239

Total Equity Capital	$22,346,448
Total Liabilities and Equity Capital	$219,825,070

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ Jack Ellerin
Vice President

Date:	June 13, 2007